                   NORTH AMERICAN SENIOR FLOATING RATE FUND

               Supplement to the Prospectus dated August 6, 1998

On page 22 of the Prospectus, the first paragraph under the heading "Exchange of Fund Shares for North American Fund Share" is revised to read as follows:

Shareholders of the Fund whose shares are repurchased in a monthly repurchase offer may exchange those shares for shares of the same class of certain Portfolios of the North American Funds. Dividends and other distributions may also be exchanged to certain Portfolios of the North American Funds. Exchanges will be at relative net asset value, without the imposition of any front end sales charge


90413                                                           November 3, 1998

                        PROSPECTUS DATED AUGUST 6, 1998